Item 1: Report to Shareholders

Tax-Efficient Balanced Fund	February 29, 2008

The views and opinions in this report were current as of February 29, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks declined in the 6- and 12-month periods ended February 29, 2008, but growth stocks—the foundation of our equity strategies—held up much better than value stocks. The speculative, euphoric mood at the beginning of 2007 was quickly replaced by a recognition of the excesses of a multiyear binge. Many Wall Street firms and commercial banks with exposure to souring subprime mortgages reported substantial losses, credit market liquidity evaporated, and the boom in leveraged buyouts disappeared with the arrival of more reasonable lending standards. Tax-free municipal securities struggled, particularly in the last six months, as demand and liquidity diminished and monoline insurers reported significant mortgage-related losses that seemed to jeopardize their ability to insure against municipal bond defaults. Although the T. Rowe Price Tax-Efficient Funds generally produced disappointing absolute and relative returns over the last year, we believe our focus on quality growth companies will help their relative performance in what could be an extended period of market volatility and economic uncertainty.

HIGHLIGHTS

• U.S. stocks declined over the last year, but growth stocks—the foundation of our equity strategies—held up much better than value stocks. Tax-free municipal securities lagged taxable bonds, particularly in the last six months.

• Although the Tax-Efficient Funds generally produced disappointing returns, we believe our focus on quality growth companies will help their relative performance in what could be an extended period of market volatility and economic uncertainty.

• As commodity prices spiked in the last few years, our focus on differentiated energy and materials companies hurt our relative returns. As longer-term investors know, we do not speculate on commodity prices, market direction, or many other items that inherently cannot be forecasted.

• We remain committed to finding and buying quality companies with good business models, strong managements, and favorable long-term prospects.

For several years, energy and commodity prices have spiked, and the performance of the materials and energy sectors has trounced all others. Our focus on differentiated companies has hurt our relative returns during the last couple of years. We have not speculated and we will not speculate on commodity prices, market direction, or many other items that inherently cannot be forecasted. In the long run, making guesses about what is not knowable is a losing strategy. With the assistance of our skilled and experienced analysts, we strive to find and invest in superior businesses and hold them for a long time.

MARKET ENVIRONMENT

Economic growth slowed dramatically during the second half of our fiscal year. The economy expanded at an annualized rate of only 0.6% in the fourth quarter of 2007 versus 4.9% in the third quarter. The housing market continues to deteriorate, the manufacturing and services sectors are showing signs of contraction, and inflation is uncomfortably high.

As subprime mortgage losses mounted in the last six months and banks significantly curtailed their lending activities in an attempt to avoid additional losses, the Federal Reserve took several actions to encourage lending and increase liquidity. The central bank faces a conundrum as it attempts to address several complex problems. Our biggest fear is that it will repeat the mistakes of the 1970s. The appearance of two large bubbles within the last 10 years and the Fed’s current posture of negative real (inflation-adjusted) interest rates create great concerns.

As shown in the graph, yields of high-quality municipal securities with various maturities were relatively stable in the first half of our fiscal year. In the last six months, however, yields generally declined, but not as much as Treasury yields. (Municipal bond yields are typically lower than taxable bond yields because their interest payments are exempt from federal income taxes.) But due to a substantial February sell-off in the municipal market, tax-free bond yields spiked sharply above the yields of Treasury bonds with similar maturities. As of February 29, 2008, for example, the 4.12% yield offered by a 10-year municipal bond rated AAA was about 117% of the 3.51% yield offered by a 10-year Treasury. This extraordinary event reflects some of the dislocations in the fixed-income markets. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since 1990. Based on current valuations and a continued belief that the municipal bond market remains a high-quality market, we believe that investors who are seeking tax-free income and are willing to endure this unusual period of volatility—which could last for some time—may want to consider taking advantage of what appears to be a great buying opportunity in the municipal bond market.

U.S. stocks declined over the last year, as sharp losses in the last six months wiped out moderate gains in the first half of our fiscal year. Large-cap shares held up much better than small-caps: The S&P 500 Index returned -8.79% and -3.60% in the 6- and 12-month periods ended February 29, 2008, respectively, versus -12.91% and -12.44% for the Russell 2000 Index. The relative performance of larger companies continues to improve after a strong multiyear run by smaller-company stocks.

As shown in the table below, growth stocks outperformed value stocks in the most recent 6- and 12-month periods. It is notable that, over the last year, deep value strategies did especially poorly after a strong multiyear run. For the most recent five-year period, value stocks had an advantage over growth stocks, but their margin of outperformance is much smaller than what we showed in our annual report to shareholders one year ago. One of the fascinating aspects of mean reversion in the capital markets is that trends overshoot for extended periods and appear irresistible, but the reversion can occur rather quickly.

Although the longer-term underperformance of large-cap and growth stocks seems to have ended over the last year, consider some other five-year trends that have yet to show signs of reversing. For example, international stocks, particularly emerging market equities, have outpaced U.S. stocks by a wide margin over the last five years. The MSCI EAFE Index, a broad measure of large-cap stocks in Europe, Australasia, and the Far East, has outperformed the large-cap S&P 500 Index by about 10% per year on average, while the MSCI Emerging Markets Index has had an astonishing relative performance advantage of about 25% per year on average. Also, stocks in the energy and materials sectors maintained strong multiyear performance advantages over other areas. We do not know how long these trends will persist, but we do believe assets whose valuations are overstretched will eventually snap back, resulting in returns that are more consistent with longer-term averages. Investors who have excessive exposure to overvalued areas and who do not respect mean reversion will be disappointed when these trends come to an end.

INVESTMENT PHILOSOPHY

Our investment philosophy remains constant, even when investors are aggressively speculating or, as in the more recent past, fleeing equity market volatility. Our steady, long-term investment approach is not predicated on timing a relative performance cycle. We think investing in high-quality businesses at attractive valuations never goes out of style, though relative performance will be bumpy. Nevertheless, we believe that the performance of the Tax-Efficient Funds through a full capital market cycle will be very competitive on a pretax basis and superior on an after-tax basis.

Before we discuss our investment strategy and each fund’s performance, we would like to welcome new shareholders, thank long-term investors for their support, and summarize for all shareholders the principles that guide our management of the funds.

• The Tax-Efficient Funds invest in stocks of growth companies that have strong prospects and are market leaders within their niches. Tax-Efficient Balanced and Tax-Efficient Growth invest primarily in large-cap growth stocks (the former also purchases municipal bonds), and Tax-Efficient Multi-Cap Growth emphasizes small- and mid-cap growth companies. Consequently, we have less cyclical and commodity exposure than other funds.

• Our objective is to produce the best after-tax returns. To minimize capital gain distributions, we plan to own our companies for a long time, so we focus on those with strong, sustainable market positions and high returns on capital. Several studies have shown that, over long periods, there is a substantial difference between pretax and after-tax returns.

• We keep our cash position low and stay almost fully invested because we believe successful market timing is virtually impossible.

• Although we may make new purchases opportunistically, we will not trade opportunistically or rotate from one sector to another in an attempt to capture short-term outperformance.

• We purchase stocks that meet our criteria even though it may be evident that time and patience will be required before an investment pays off. As a result, each fund’s short-term performance will frequently deviate, both positively and negatively, from that of competing funds focused on pretax returns.

• We prefer to let our winners run, and we try not to realize capital gains unless a company’s long-term outlook has deteriorated materially. In addition, we will sell investments that have declined and accumulate tax losses that can be used to offset future gains that would otherwise be taxable.

CHARACTERISTICS OF THE FUNDS

We structure and manage the Tax-Efficient Balanced Fund’s equity portfolio and the Tax-Efficient Growth Fund so that they are more growth oriented than the S&P 500 Index. As you can see in the Portfolio Characteristics tables on pages 9 and 12, our large-cap equity portfolios have higher price/earnings (P/E) ratios and projected long-term growth rates than the S&P 500, as well as lower dividend yields. The tables also show that each large-cap portfolio’s return on equity (ROE) materially exceeds the S&P 500’s 21.3% ROE. A high and sustainable ROE is one of the most important characteristics we consider when researching potential investments and reviewing our current holdings. Our intention is to maintain portfolios of quality companies with strong profitability that should mostly keep up with the broad market when stocks are rising and hold up better than the market during more difficult periods for equities.

As shown in the table on page 14, the Tax-Efficient Multi-Cap Growth Fund has characteristics that are comparable to those of the Russell Midcap Growth Index, such as its projected earnings growth rate, ROE, and dividend yield. The fund’s 16.1 P/E ratio is higher than the benchmark’s 14.7 P/E; its investment-weighted median market capitalization is $9.3 billion, which is greater than the benchmark’s $7.6 billion median market cap at the end of our reporting period.

Unlike most small- and mid-cap portfolios, however, the multi-cap growth fund is managed to be tax-efficient, and we do not sell successful investments when their market capitalizations exceed the upper boundary of the mid-cap universe. As many of the fund’s holdings grow, hopefully, into bigger companies over time, we will maintain our mid-cap orientation by directing new purchases to mid-cap companies. At the end of February, the fund was well diversified across approximately 270 companies (compared with about 140 for the Tax-Efficient Growth Fund). This broad diversification reflects the fact that smaller companies are earlier in their life cycles than larger ones, and therefore a higher failure rate should be expected. We will eliminate those that falter and reinvest the proceeds into companies that appear to have better long-term prospects.

The Tax-Efficient Attributes table shows each fund’s tax-efficiency ratio, which is calculated by dividing the fund’s after-tax return by its pretax return for the period from its inception through February 29, 2008. The Tax-Efficient Multi-Cap Growth Fund’s 100% tax-efficiency ratio indicates that the fund has made no taxable dividend or capital gain distributions since its inception. Tax-Efficient Balanced and Tax-Efficient Growth have made small distributions of taxable dividends since their inception, but no capital gain distributions, and their tax-efficiency ratios remain very close to 100%. Given each fund’s high degree of tax efficiency, the performance of each fund versus its benchmarks and tax-blind portfolios looks better on an after-tax basis than on a pretax basis.

The table also shows the value of each fund’s tax capital loss carryforward (as a percentage of net assets) accumulated through the end of our fiscal year. We can use these losses in the future to offset capital gains that each fund may realize so they are not passed on to shareholders.

In addition, the table shows each fund’s turnover in percentage terms for the last 12 months. These turnover rates are substantially lower than those of other funds investing in growth companies and are evidence of our buy-and-hold strategy and our focus on longer-term fundamentals. The turnover rate for Tax-Efficient Growth indicates that the fund’s average holding period for a given security is more than three years, whereas the turnover rates for the Balanced and Multi-Cap Growth Funds suggest a five-year holding period. For frame of reference, in the one-year period ended February 29, 2008, the typical large-cap growth portfolio had a 98% turnover rate, while the average mid-cap growth portfolio’s turnover rate was 110%. (Source: Morningstar Principia.)

PORTFOLIO ACTIONS

Growth stocks have made an astounding performance rebound relative to value stocks over the last year. Nevertheless, the extraordinary market turbulence of the last six months has enabled us to purchase some excellent companies that have solid long-term prospects but have been excessively punished in the current risk-averse environment.

For example, in the health care sector, we initiated new positions in Intuitive Surgical, a maker of a very successful robotic surgical system, and medical device makers Becton, Dickinson and Company and St. Jude Medical in the Tax-Efficient Growth and Tax-Efficient Balanced Funds. To the multi-cap growth portfolio, we added biotechnology companies Myriad Genetics and Martek Biosciences, service provider McKesson, and IDEXX Laboratories, which offers diagnostic products and services to veterinarians. (Please refer to each fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Energy stocks offered some attractive opportunities for long-term investment in the last six months. Because accurately predicting commodity price movements is virtually impossible, our approach to the sector is to look for differentiated companies that are not highly leveraged to the prices of energy commodities. To the balanced and growth portfolios, we added energy equipment and services companies Cameron International, Weatherford International, and Core Laboratories. For the Tax-Efficient Multi-Cap Growth Fund, we purchased additional shares of Weatherford International and Core Laboratories.

Stocks in the consumer discretionary sector, which have lagged in the last five years, were hammered in the last six months, weighed down by rising oil prices, declining home values, and weakening economic activity. Nevertheless, we continued to find companies with good business models, excellent cash flow, and other favorable attributes. For the large-cap growth portfolios, we initiated positions in Chinese marketing company Focus Media Holding, Coach, and Yum! Brands and added to existing holdings in Walgreens and Amazon.com. For the Tax-Efficient Multi-Cap Growth Fund, we added Expedia and established small positions in CTC Media, a large Russian TV entertainment broadcaster, and Central European Media Enterprises.

TAX-EFFICIENT BALANCED FUND

Your fund returned -5.60% in the second half of our fiscal year and -4.14% in the 12-month period ended February 29, 2008. As shown in the Performance Comparison table, the fund lagged a hypothetical portfolio that is 48% S&P 500 Index and 52% Lehman Brothers Municipal Bond Index in both periods. Although our municipal bond portfolio’s performance was mostly in line with the Lehman index, our equity portfolio trailed the S&P 500, which is a blend of growth and value stocks. The fund lagged its Lipper benchmark in both periods because we underweighted energy and materials stocks and some momentum stocks with unattractive valuations and because taxable bonds—which typically represent the fixed-income component of balanced portfolios—fared better than municipal securities, particularly in the last six months.

Equity Portfolio
We structure and manage the fund’s equity portfolio like the Tax-Efficient Growth Fund. In the last six months, the performance of the fund’s equity portfolio relative to other large-cap growth funds (as measured by the Lipper Large-Cap Growth Funds Index) and the broad S&P 500 was hurt by weak stock selection in the information technology sector, particularly Internet software and services companies. Emphasizing stocks of high-quality semiconductor companies with reasonable valuations also hurt our results. On the plus side, relatively favorable stock selection in the slumping financials sector helped our performance. Trust banks such as State Street and Northern Trust produced excellent results and continue to have great long-term prospects.

For the one-year period, the performance of the equity portfolio was limited by generally poor stock selection in the tech sector, as well as our bias toward semiconductor companies. Weakness among our pharmaceutical holdings in the health care segment and low allocations to energy and materials stocks also worked against us, but our position in agricultural company Monsanto produced excellent returns. Another positive was the favorable performance of our capital markets companies in the financials sector.

Municipal Bond Portfolio
 New municipal issuance in 2007 reached a record $427 billion, according to The Bond Buyer, eclipsing the previous record of $408 billion in 2005. While demand from retail investors has been strong given the adjustment in tax-free interest rates, overall demand for tax-free securities from nontraditional investors, such as hedge funds and foreign entities, has slowed down, which has contributed to municipal market weakness. Although conventional new supply is down thus far this year, there has been an increase in secondary supply—stemming in part from the unwinding of structured transactions that create floating-rate securities from pools of long-term municipal bonds. In addition, tax-free bonds have been lagging in part because of concerns that the economic slowdown and falling real estate values will have an adverse impact on revenues collected by municipal governments.

The failure of the auction-rate securities (ARS) market in February is a relatively new concern for municipal investors. ARS typically have long-term maturities, but because they are structured with interest rates that are reset every seven, 28, or 35 days through an auction process, many have invested in these securities with the view that they could be treated as cash equivalents. Auctions have been failing because broker-dealers who typically support this market are either unable or unwilling to do so in the current environment. At this time, we believe that failed ARS auctions represent a liquidity issue, rather than a credit issue, and that the short-term credit implications for ARS issuers will be contained. However, an extended dislocation or a permanent end to this market in conjunction with the inability of certain issuers to refinance their debts could have a material impact on certain ARS issuers, particularly those with more challenged financial situations.

Yet another negative factor affecting the municipal market is lingering uncertainty regarding the monoline insurers that guarantee the timely repayment of bond principal and interest when an issuer defaults. Monoline insurers, which insure about half of the $2.5 trillion municipal bond market and are typically AAA rated by the major credit rating agencies, have come under substantial pressure due to apparently high exposure to structured financial products that house significant subprime mortgage risk. Downgrades of monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market. In addition, downgrades may flow through to the bonds they insure, which could force some portfolios to sell holdings whose ratings have fallen outside of a permissible range.

Short-term municipal securities outperformed long-term issues as the Fed reduced the fed funds rate in the last six months, so having roughly one-third of the municipal bond portfolio in shorter-term munis helped its performance. We allowed the portfolio’s weighted average maturity to shorten as interest rates declined, though the spike in municipal interest rates in February extended the portfolio’s duration—a measure of its sensitivity to interest rate fluctuations.

During the last six months, we directed new cash flows into long-term municipal securities. We also took advantage of weakness in lower-quality municipals and added to our lower-rated holdings—mostly BBB, which is the lowest investment-grade rating—to benefit from more attractive yields. We will continue to look for securities with attractive yields and a good risk/reward tradeoff, as the historically cheap valuations of munis relative to taxable bonds makes this a great buying opportunity for the asset class.

TAX-EFFICIENT GROWTH FUND

Your fund returned -9.87% in the second half of our fiscal year and -5.92% for the 12-month period ended February 29, 2008. As shown in the Performance Comparison table, the fund fared worse than the S&P 500 Index—which is a blend of growth and value stocks—and its Lipper benchmark in both periods.

In the last six months, the fund lagged its benchmarks due to weak stock selection in the information technology sector, particularly Internet software and hardware companies. We found several companies whose stocks had spiked to be both unattractively valued and unlikely to have a sustained competitive advantage. Overweighting stocks of high-quality semiconductor companies with reasonable valuations, such as Altera, also hurt our results. We continue to like the industry’s long-term prospects, but we trimmed our semiconductor positions in the last six months because it appears that their growth rates in the next few years will not be as strong as we previously expected. Underweighting the energy and materials sectors and not owning shares of companies with stronger returns also worked against us. As longer-term investors know, we look for differentiated companies in these segments, rather than companies whose fortunes are closely linked to rising commodity prices. On the plus side, relatively favorable stock selection in the beleaguered financials sector—such as trust banks State Street and Northern Trust and asset manager BlackRock—helped our results.

Many of the factors that hurt our six-month results also hurt our one-year relative performance. The fund lagged its benchmarks due to weak tech stock selection and a bias toward semiconductor companies and underweights in energy and materials. In addition, poor performance of our consumer discretionary holdings—such as hotel, gaming, and restaurant companies—worked against us. A sharp decline in media company McGraw-Hill, which owns the Standard & Poor’s franchise, also hurt our results. We think McGraw-Hill and credit rating company Moody’s are two of the most undervalued companies in the portfolio. On the plus side, good performance of our capital markets companies and favorable stock selection among materials companies, especially agricultural company Monsanto, worked in our favor.

At the end of our fiscal year, we were overweighted in the financials, consumer discretionary, industrials and business services, and consumer staples sectors relative to other large-cap growth portfolios. We believe that these sectors currently offer some excellent growth companies with strong prospects and attractive valuations. Relative to the S&P 500 Index, we favored traditional growth sectors—information technology, health care, and consumer discretionary—but underweighted the energy, materials, and financials sectors. We owned no utilities and only two telecommunication services companies at the end of our reporting period because businesses with good growth prospects and high, sustainable returns on equity generally are not found in these areas.

TAX-EFFICIENT MULTI-CAP GROWTH FUND

Your fund returned -5.22% in the second half of our fiscal year and 0.08% for the 12-month period ended February 29, 2008. As shown in the Performance Comparison table, the fund held up better than the Russell Midcap Growth Index in both periods. The fund performed in line with its Lipper benchmark in the last six months but underperformed over the one-year period.

In the last six months, underweighting the materials and energy sectors hurt our relative results. On the plus side, overweighting the health care sector and good stock selection—such as biotechnology company Gilead Sciences and equipment and supply companies Varian Medical Systems and Intuitive Surgical—helped our relative performance. Underweighting the information technology sector and good stock selection were also beneficial, especially owning Internet software and services company Yahoo!, which received a buyout offer from Microsoft, and Chinese Internet search firm Baidu.com. In addition, our stock selection in the consumer discretionary sector was advantageous, especially Focus Media Holding and Nike.

Several of the factors that affected our six-month results also influenced our one-year total return. For example, underweighting the energy sector worked against us, but overweighting the health care sector and good stock selection were favorable. Relative to the Russell benchmark, our technology underweight and good stock selection among Internet companies helped our performance. Strong stock selection in the consumer discretionary sector—namely owning gaming company Wynn Resorts and Focus Media Holding and avoiding weak retailers—was also advantageous. However, underweights and poor stock selection in the materials and industrials and business services sectors hindered our results relative to competing mid-cap growth portfolios.

At the end of February, we were overweighted in the health care, consumer discretionary, and financials sectors relative to competing mid-cap growth portfolios and to the Russell Midcap Growth Index. We believe these sectors currently offer some of the best mid-cap growth opportunities for long-term investors. In contrast, we underweighted the information technology, industrials and business services, and energy sectors relative to both indexes. We own very few utilities, materials, and telecommunication services businesses because mid-cap companies with good growth prospects and high, sustainable returns on equity generally are not found in these areas.

OUTLOOK

Our outlook has not changed in the last six months. We believe that the era of easy credit, reckless risk taking, and financial excess is over and that we are now in a potentially protracted period in which these “sins” and their consequences must be addressed. The economy and the financial markets are likely to continue experiencing difficulties, as credit standards will be tighter than normal and investors may remain risk averse for some time.

Although we realize this negative environment may linger, we have a positive long-term outlook for the municipal asset class. Current valuations, with AAA tax-exempt yields higher than Treasury yields across all maturities, present an attractive option for taxable investors in any tax bracket. The municipal bond market remains a high-quality market, where about half of the outstanding bonds are rated AAA or AA without an insurance guarantee. Many of the concerns regarding the financial health of monoline insurers seem to have already been discounted by the municipal bond market. Valuations of municipals relative to Treasuries are at historically cheap levels.

At T. Rowe Price, as an ongoing and integral part of our municipal bond investment process, we have always evaluated the fundamental merits of the issuer of each municipal bond investment, whether the security is insured or not. We believe this rigorous attention to fundamental research will continue to reward our investors over the long term.

As our longer-term investors know, we do not make investment decisions predicated on economic forecasts, nor do we attempt to time the markets. We believe the portfolios are favorably positioned for a challenging economic environment. We remain committed to finding and buying quality companies with good business models, strong managements, and favorable long-term prospects, and we will seek to produce strong long-term after-tax returns while attempting to maintain a high degree of tax efficiency.

Respectfully submitted,

Donald J. Peters
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund
Chairman of the Investment Advisory Committee,
Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds

Hugh D. McGuirk
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund

March 14, 2008

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

RISKS OF BOND INVESTING (TAX-EFFICIENT BALANCED FUND)

Like all bonds, municipal bonds have two main sources of risk: interest rate and credit risk. Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter-term maturities. Credit risk is the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. To the extent that we invest in junk bonds, credit risk will be higher since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.

Municipal bonds are also subject to the possibility that tax reform or lower overall taxes may reduce their value or that individual issuers will be unable to meet their obligations due to problems in that state or locality.

GLOSSARY

Average company yield: Investment-weighted average yield of the underlying company yields. Individual company yields are calculated by dividing the estimated annual dividends per share by the current price.

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Historical growth 5 years (least squared): Least squared growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding x current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lehman Brothers Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lipper indices: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Projected long-term growth (IBES): Long-term projected earnings-per-share growth rate based on IBES estimates.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity (i.e., the company’s book value), ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments. Excluding charges refers to the earnings figure used in the calculation. It represents earnings before extraordinary items and discontinued operations.

Russell 1000 Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value Index: Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Tender option bonds: Obligations that grant the bondholder the right to require the issuer (or a specified third party acting as agent for the issuer) to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 12/31/07	1 Year	5 Years	10 Years	Since Inception	Inception Date
Tax-Efficient Balanced Fund	4.12%	6.32%	5.40%	–	–
After Taxes on Distributions	4.06	6.28	5.31	–	–
After Taxes on Distributions and Sale of Fund Shares	3.34	5.70	4.92	–	–
Tax-Efficient Growth Fund	7.13	9.42	–	1.72%	7/30/99
After Taxes on Distributions	7.06	9.38	–	1.70	–
After Taxes on Distributions and Sale of Fund Shares	4.73	8.20	–	1.47	–
Tax-Efficient Multi-Cap Growth Fund	13.38	15.00	–	4.81	12/29/00
After Taxes on Distributions	13.38	15.00	–	4.81	–
After Taxes on Distributions and Sale of Fund Shares	8.69	13.21	–	4.17	–

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of each fund's 1% redemption fee on shares held for less than 365 days; if it did, the performance would be lower.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions.

The returns presented in this table reflect the return before taxes; the return after taxes on dividends and capital gain distributions; and the return after taxes on dividends, capital gain distributions, and gains (or losses) from the redemption of shares held for 1-, 5-, and 10-year or since-inception periods, as applicable. After-tax returns reflect the highest federal income tax rates but exclude state and local taxes. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. During periods when a fund incurs a loss, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

An investor's actual after-tax return will likely differ from those shown and depend on his or her tax situation. The funds' past returns (before and after taxes) do not necessarily indicate future performance. When assessing performance, investors should consider both short- and long-term returns.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 2/29/08‡	2/28/07‡	2/28/06‡	2/28/05‡	2/29/04
NET ASSET VALUE					
Beginning of period	$ 14.64	$ 14.18	$ 13.75	$ 13.96	$ 11.86
Investment activities					
Net investment income	0.32	0.30	0.29	0.32	0.26
Net realized and unrealized gain (loss)	(0.91)	0.43	0.40	(0.23)	2.08
Total from investment activities	(0.59)	0.73	0.69	0.09	2.34
Distributions					
Net investment income	(0.30)	(0.27)	(0.26)	(0.30)	(0.24)
NET ASSET VALUE					
End of period	**$ 13.75**	**$ 14.64**	**$ 14.18**	**$ 13.75**	**$ 13.96**
Ratios/Supplemental Data					
Total return^	(4.14)%	5.15%	5.09%	0.64%	19.81%
Ratio of total expenses to average net assets	1.15%	1.07%	1.07%	1.00%	1.08%
Ratio of net investment income to average net assets	2.14%	2.10%	2.07%	2.31%#	1.96%
Portfolio turnover rate	17.9%	17.8%	20.1%	18.0%	18.2%
Net assets, end of period (in thousands)	$ 36,908	$ 38,583	$ 41,111	$ 42,991	$ 47,067

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

Includes the effect of a one-time special dividend (0.20% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Shares/$ Par	Value
COMMON STOCKS 47.6%		
CONSUMER DISCRETIONARY 6.0%		
Automobiles 0.1%		
Harley-Davidson	1,100	41
		41
Diversified Consumer Services 0.2%		
Apollo Group, Class A (1)	1,000	61
		61
Hotels, Restaurants & Leisure 1.8%		
Carnival	500	20
Choice Hotels International	1,500	49
International Game Technology	2,000	90
Las Vegas Sands (1)	2,000	167
Marriott, Class A	5,500	187
Starbucks (1)	1,900	34
Wynn Resorts	700	70
Yum! Brands	1,500	52
		669
Internet & Catalog Retail 0.2%		
Amazon.com (1)	1,300	84
		84
Media 2.2%		
CBS, Class B	1,799	41
Disney	2,200	71
Focus Media Holding, ADR (1)	1,000	50
McGraw-Hill	4,000	164
Omnicom	4,200	188
Time Warner	3,300	52
Viacom, Class B (1)	1,570	62
WPP Group, ADR	3,200	191
		819

Specialty Retail 1.1%		
Bed Bath & Beyond (1)	2,100	60
Home Depot	5,700	151
Tiffany	2,800	105
Williams-Sonoma	2,900	68
		384
Textiles, Apparel & Luxury Goods 0.4%		
Coach (1)	500	15
Nike, Class B	2,200	132
		147
Total Consumer Discretionary		2,205
CONSUMER STAPLES 5.8%		
Beverages 1.9%		
Anheuser-Busch	1,400	66
Coca-Cola	3,500	204
Diageo, ADR	1,300	107
PepsiCo	4,700	327
		704
Food & Staples Retailing 1.4%		
CVS Caremark	3,000	121
Sysco	2,000	56
Wal-Mart	3,500	174
Walgreen	4,700	172
		523
Food Products 0.5%		
General Mills	1,400	78
Hershey Foods	500	19
Wrigley	1,375	82
		179

Household Products 1.7%		
Colgate-Palmolive	2,200	167
Kimberly-Clark	800	52
Procter & Gamble	6,250	414
		633
Personal Products 0.3%		
Avon	2,600	99
		99
Total Consumer Staples		2,138
ENERGY 1.6%		
Energy Equipment & Services 1.6%		
Baker Hughes	1,000	67
Cameron International (1)	1,000	43
Core Laboratories (1)	500	61
Schlumberger	4,400	380
Weatherford International (1)	500	34
Total Energy		585
FINANCIALS 7.2%		
Capital Markets 4.4%		
Bank of New York Mellon	4,558	200
Blackrock	500	97
Charles Schwab	9,726	191
Eaton Vance	3,500	111
Franklin Resources	2,300	217
Goldman Sachs	1,000	170
Lazard	500	19
Northern Trust	4,000	270
State Street	4,400	346
		1,621

Commercial Banks 0.3%		
Wells Fargo	4,000	117
		117
Consumer Finance 0.3%		
American Express	2,300	97
		97
Diversified Financial Services 2.2%		
Citigroup	2,600	62
CME Group	787	404
IntercontinentalExchange (1)	400	52
Moody's	3,200	121
Nymex Holdings	1,925	190
		829
Total Financials		2,664
HEALTH CARE 6.8%		
Biotechnology 1.2%		
Amgen (1)	2,300	105
Celgene (1)	1,500	84
Gilead Sciences (1)	5,000	237
		426
Health Care Equipment & Supplies 1.7%		
Baxter International	1,500	89
Becton, Dickinson and Company	500	45
Intuitive Surgical (1)	200	56
Medtronic	4,700	232
St. Jude Medical (1)	500	21
Stryker	1,700	111
Zimmer Holdings (1)	1,000	75
		629

Network Appliance (1)	500	11
		223

Internet Software & Services 1.9%

eBay (1)	8,000	211
Google, Class A (1)	600	283
Monster Worldwide (1)	3,500	93
Yahoo! (1)	4,000	111
		698

IT Services 1.6%

Automatic Data Processing	4,300	172
Cognizant Technology Solutions, Class A (1)	2,000	60
Infosys Technologies, ADR	2,000	78
Iron Mountain (1)	2,550	77
Paychex	4,650	146
Western Union	2,600	54
		587

Semiconductor & Semiconductor Equipment 4.7%

Altera	16,100	275
Analog Devices	4,000	108
Broadcom, Class A (1)	3,000	57
Intel	13,100	261
Linear Technology	10,400	288
Maxim Integrated Products	7,000	128
Microchip Technology	6,800	209
Texas Instruments	8,400	252
Xilinx	6,300	141
		1,719

Software 2.9%

Adobe Systems (1)	3,500	118
Electronic Arts (1)	500	23
Intuit (1)	3,000	80

MUNICIPAL SECURITIES 51.7%

Alabama 0.5%		
Courtland Ind. Dev. Board, PCR, Int'l. Paper, 5.00%, 6/1/25	200,000	171
		171
Arizona 1.4%		
Phoenix, 5.875%, 7/1/18 (Prerefunded 7/1/10) (2)	500,000	532
		532
California 6.8%		
Anaheim Redev. Agency, 5.00%, 2/1/31 (3)	100,000	94
California, GO, 5.25%, 11/1/26	250,000	246
California Infrastructure & Economic Dev. Bank, Bay Area Toll Bridges, 5.25%, 7/1/21 (Prerefunded 7/1/13) (2)	250,000	272
California Public Works Board, Dept. of Health Services 5.00%, 11/1/22	250,000	236
California Statewide CDA, Front Porch Communities 5.125%, 4/1/37 (4)	100,000	84
California Univ. Trustees, 5.00%, 11/1/28 (5)	100,000	97
Capistrano Unified School Dist. No. 90-2, 5.875%, 9/1/23	100,000	98
Golden State Tobacco Securitization Corp., Tobacco Settlement 5.50%, 6/1/33 (Prerefunded 6/1/13) (2)	250,000	270
Los Angeles County Public Works Fin. Auth., 5.00%, 9/1/33 (6)	250,000	229
San Diego Unified School Dist., Election 98E 5.25%, 7/1/24 (3)	250,000	272
Univ. of California Regents, 5.00%, 5/15/24 (3)	150,000	149
Univ. of California Regents, 5.00%, 5/15/36 (7)	500,000	471
		2,518
Connecticut 1.6%		
Mashantucket Western Pequot Tribe, 5.50%, 9/1/28	200,000	177
Mashantucket Western Pequot Tribe, 5.75%, 9/1/27 (4)	200,000	182

Indiana 0.6%		
Goshen, Greencroft Obligated Group, 5.75%, 8/15/28	250,000	218
		218
Louisiana 0.6%		
Louisiana, Gas & Fuels Tax, 5.00%, 5/1/36 (3)	100,000	94
Saint John Baptist Parish, PCR, Marathon Oil, 5.125%, 6/1/37	125,000	109
		203
Maine 0.7%		
Maine Turnpike Auth., 5.25%, 7/1/30 (3)	250,000	249
		249
Maryland 2.4%		
Frederick County, Urbana CDA, 5.95%, 7/1/30	100,000	90
Hyattsville, Univ. Town Center, 5.75%, 7/1/34	100,000	85
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 5.00%, 12/1/16	100,000	95
Maryland HHEFA, Johns Hopkins Univ., 5.00%, 7/1/38	25,000	24
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	100,000	88
Maryland HHEFA, Mercy Ridge Retirement Community 6.00%, 4/1/28 (Prerefunded 4/1/13) (2)	100,000	112
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/26	125,000	116
Maryland HHEFA, Univ. of Maryland Medical, 6.625%, 7/1/20 (Prerefunded 7/1/10) (2)	250,000	273
		883
Massachusetts 4.0%		
Massachusetts HEFA, Boston College, 5.50%, 6/1/35	100,000	103
Massachusetts Water Pollution Abatement Trust Water Resources Auth., 6.00%, 8/1/18	1,000,000	1,140

Massachusetts Water Resources Auth., 5.00%, 8/1/29 (5)	250,000	242
		1,485
Missouri 0.6%		
Missouri Joint Electric Utility Commission, Plum Point 5.00%, 1/1/27 (5)	250,000	229
		229
New Jersey 1.6%		
New Jersey Economic Dev. Auth., Franciscan Oaks 5.75%, 10/1/23	100,000	92
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.25%, 7/1/31 (5)	250,000	242
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 5.55%, 11/1/09 (3)	170,000	176
Tobacco Settlement Fin. Corp., Tobacco Industry 4.50%, 6/1/23	70,000	62
		572
New Mexico 0.7%		
Jicarilla Apache Nation, 5.50%, 9/1/23	100,000	99
New Mexico Mortgage Fin. Auth., 6.00%, 3/1/27	65,000	66
Sandoval County, IDRB, Intel Corp., 5.00%, 6/1/20	100,000	100
		265
New York 4.6%		
Metropolitan Transportation Auth., 5.00%, 11/15/30	250,000	237
New York City, GO, 5.00%, 4/1/20	250,000	251
New York City, GO, 5.00%, 8/1/21	125,000	124
New York City, GO, 5.00%, 11/1/28	100,000	96
New York City, GO, 5.25%, 5/15/22	250,000	251
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	100,000	101

West Shore Area Auth., Holy Spirit Hosp., 6.20%, 1/1/26	250,000	252
		467
Puerto Rico 0.9%		
Puerto Rico, Public Improvement, 5.25%, 7/1/32 (Prerefunded 7/1/16) (2)	60,000	66
Puerto Rico Housing Fin. Auth., 5.00%, 12/1/20	250,000	251
		317
Tennessee 1.2%		
Shelby County Health, Ed. & Housing Board, St. Jude Children's Research Hosp., 5.00%, 7/1/36	250,000	231
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/26	250,000	225
		456
Texas 2.2%		
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 6.375%, 6/1/29 (Prerefunded 6/1/11) (2)	250,000	276
Houston, Combined Utility, 5.25%, 5/15/25 (3)	250,000	247
Houston, Water & Sewer, 5.75%, 12/1/16 (Prerefunded 12/1/12) (2)(7)	250,000	276
		799
Virginia 5.1%		
Arlington County IDA, 5.50%, 7/1/18 (Prerefunded 7/1/11) (2)	500,000	540
Fredericksburg IDA, Medicorp Health, 5.25%, 6/15/27	250,000	236
Henrico County Economic Dev. Auth., 6.125%, 11/1/19	250,000	266
Lexington IDA, Stonewall Jackson Hosp., 6.05%, 7/1/09	75,000	76
Virginia HDA, Multi-Family, 5.60%, 11/1/18	500,000	509
York County IDA, Electric & Power, 5.50%, 7/1/09	250,000	252
		1,879

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Balanced Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 30, 1997. The fund seeks to provide attractive long-term total returns on an after-tax basis with a balanced portfolio of stocks and municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid quarterly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $7,810,000 and $6,889,000, respectively, for the year ended February 29, 2008.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 29, 2008, were characterized as follows for tax purposes:

At February 29, 2008, the tax-basis components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and February 29 of each year as occurring on the first day of the following tax year. Consequently, $32,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2009. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the fiscal year ended February 29, 2008, the fund utilized $429,000 of capital loss carryforwards. As of February 29, 2008, the fund had $155,000 of capital loss carryforwards that expire in fiscal 2012.

For the year ended February 29, 2008, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. Results of operations and net assets were not affected by these reclassifications.

At February 29, 2008, the cost of investments for federal income tax purposes was $30,226,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 29, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended February 29, 2008, expenses incurred pursuant to these service agreements were $100,000 for Price Associates, $23,000 for T. Rowe Price Services, Inc., and $0 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc. and Shareholders of T. Rowe Price Tax-Efficient Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Efficient Balanced Fund (one of the portfolios comprising T. Rowe Price Tax-Efficient Funds, Inc. hereafter referred to as the “Fund”) at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $650,000 which qualified as exempt-interest dividends.

For taxable non-corporate shareholders, $176,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $176,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (2002 to 2007); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a
1997	custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Chairman, Canyon Resources Corp. (8/07 to present); Director,
1997	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Eli Lilly and Company and Simon
Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

* Each independent director oversees 122 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[122]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Tax-Efficient Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Efficient Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Efficient Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Tax-Efficient Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Efficient Funds	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Tax-Efficient Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Tax-Efficient Funds	T. Rowe Price Investment Services, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Tax-Efficient Funds	Group, Inc.

Mary J. Miller, CFA (1955)	Director, T. Rowe Price Trust Company; Director
Vice President, Tax-Efficient Funds	and Vice President, T. Rowe Price; Vice
President, T. Rowe Price Group, Inc.

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Efficient Funds	Group, Inc.

William J. Stromberg, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Efficient Funds	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Tax-Efficient Funds

Mark R. Weigman, CFA, CIC (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Efficient Funds	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,263,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 18, 2008